UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 24, 2017

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

At the 2017 CME Group Inc. (the “Company”) Annual Meeting of Shareholders held on May 24, 2017, (the “Annual Meeting”) the Company submitted for shareholder approval its Incentive Plan for Named Executive Officers and its Omnibus Stock Plan primarily to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, which requires shareholder approval every five years. The amendments to the Incentive Plan for Named Executive Officers also included an extension of the term of the plan to May 23, 2022, an increase in the maximum award under the plan to $10,000,000 and other clarifying changes.

The foregoing description is qualified in its entirety by reference to the copy of the Second Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers and the Seconded Amended and Restated Omnibus Stock Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the close of business on March 29, 2017, the record date of the Annual Meeting, the Company had an aggregate of 339,795,213 shares of Class A and Class B common stock issued and outstanding. The holders of a total of 299,119,188 shares of Class A and Class B common stock were present at the Annual Meeting, either in person or by proxy, which total constituted approximately 88% of the issued and outstanding shares on the record date for the Annual Meeting. Additionally, approximately 45% of the Class B-1, 42% of the Class B-2 and 38% of the Class B-3 shares of common stock were present at the Annual Meeting, either in person or by proxy.

The results of the proposals are as follows:

1.	The election of fourteen Equity Directors to serve until 2018 (elected by the Class A and Class B shareholders voting together as a single class):

Name	Votes For	Against	Abstain
Terrence A. Duffy	257,386,266	9,813,555	2,798,427
Timothy S. Bitsberger	267,305,789	1,956,620	735,389
Charles P. Carey	267,355,737	1,982,986	659,525
Dennis H. Chookaszian	228,630,822	40,098,212	1,269,214
Ana Dutra	267,701,146	1,566,972	730,130
Martin J. Gepsman	258,734,995	9,880,804	1,382,449
Larry G. Gerdes	265,738,812	3,469,109	790,327
Daniel R. Glickman	256,268,442	12,284,081	1,445,725
Leo Melamed	249,832,029	18,889,366	1,266,853
Alex J. Pollock	256,471,016	12,164,916	1,362,316
John F. Sandner	262,538,960	6,063,837	1,395,451
Terry L. Savage	262,188,945	7,109,484	699,819
William R. Shepard	240,724,089	28,004,251	1,269,908
Dennis A. Suskind	264,939,661	4,252,333	806,254

There were a total of 29,120,940 broker non-votes in this proposal.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2017 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
296,230,333	2,559,219	329,636

3.	The approval, by advisory vote, of the compensation of the Company’s named executive officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
256,144,105	13,121,034	733,109

There were a total of 29,120,940 broker non-votes in this proposal.

4.	The approval, by advisory vote, of the frequency of future votes on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstentions
242,729,475	583,693	26,005,741	679,339

There were a total of 29,120,940 broker non-votes in this proposal. The Board of Directors will follow its recommendation to include a non-binding advisory vote on executive compensation at each annual meeting until the next required vote on the frequency of shareholder votes on the compensation of executives.

5.	The approval of the Second Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers.

Votes For	Votes Against	Abstentions
264,759,886	4,489,969	748,393

There were a total of 29,120,940 broker non-votes in this proposal.

6.	The approval of the CME Group Inc. Second Amended and Restated Omnibus Stock Plan.

Votes For	Votes Against	Abstentions
261,884,140	7,210,528	903,580

There were a total of 29,120,940 broker non-votes in this proposal.

7.	The election of Class B Directors:

a.	The election of three Class B-1 Directors to serve until 2018 from a slate of five nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
Jeffrey M. Bernacchi	171	30	76
Gedon Hertshten	145	27	105
William W. Hobert	131	28	118
Douglas M. Monieson	119	42	111
Howard J. Siegel	160	35	83

b.	The election of two Class B-2 Directors to serve until 2018 from a slate of three nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Patrick W. Maloney	148	62	113
Ronald A. Pankau	190	24	110
David J. Wescott	249	25	55

c.	The election of one Class B-3 Director to serve until 2018 from a slate of one nominee (the nominee in bold was elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
Elizabeth A. Cook	417	9	65

8.	The election of Class B Nominating Committees:

a.	The election of five members of the Class B-1 Nominating Committee to serve until 2018 from a slate of ten nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
J. Michael Crouch*	89	31	147
Thomas A. Bentley	108	28	134
Bradley S. Glass	116	21	132
Joseph H. Gressel	95	24	148
Mark S. Kobilca	62	33	173
Gary T. Lark	93	26	151
W. Winfred Moore II*	89	30	150
Michael J. Small	63	35	168
Michael G. Sundermeier	45	46	175
Robert J. Tierney, Jr.	85	24	157

*	Due to the tie, Messrs. Crouch and Moore came to an agreement whereby, Mr. Moore would serve on the Class B-1 Nominating Committee.

b.	The election of five members of the Class B-2 Nominating Committee to serve until 2018 from a slate of nine nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Frank Catizone	128	23	172
Richard J. Duran	146	27	150
Yra G. Harris	193	26	105
Patrick J. Lahey	104	29	191
Patrick J. Mulchrone	188	20	117
Stuart A. Unger	139	24	162
Gregory J. Veselica	152	18	154
Barry D. Ward	89	36	197
James J. Zellinger	97	27	198

c.	The election of five members of the Class B-3 Nominating Committee to serve until 2018 from a slate of nine nominees (the nominees in bold were elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
John F. Connors	152	29	279
Bryan P. Cooley	234	31	192
Joel P. Glickman	234	20	202
Spencer K. Hauptman	133	33	294
Kevin P. Heaney	227	19	217
Robert J. Kevil	85	46	316
Kimberly Marinaro	191	34	225
Thomas G. Rossi	114	40	292
Paul D. Zirpolo	132	32	280

Item 9.01	Financial Statements and Exhibits

10.1	Second Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers (Amended and Restated as of May 24, 2017).

10.2	CME Group Inc. Second Amended and Restated Omnibus Stock Plan (Effective May 24, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: May 30, 2017	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary

Exhibit Index

10.1	Second Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers (Amended and Restated as of May 24, 2017).

10.2	CME Group Inc. Second Amended and Restated Omnibus Stock Plan (Effective May 24, 2017).